Exhibit 99.1

Copyright © 2021 Immunome, Inc. All rights reserved. Harnessing the Human Memory B Cell Response To Develop Antibody - Based Therapeutics March 29, 2021 Immunome, Inc. 665 Stockton Drive, Suite 300 | Exton, PA 19341 610.321.3700 | www.immunome.com

2 Copyright © 2021 Immunome, Inc. All rights reserved. Forward Looking Statements This presentation includes certain disclosures that contain “forward - looking statements” intended to qualify for the “safe harbor” from liability established by the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, express or implied statements regarding our beliefs and expectations regarding the advancement of our oncology and COVID - 19 therapeutic antibody programs, execution of our clinical and strategic plans, anticipated upcoming milestones for IMM - BCP - 01 and IMM - ONC - 01, including expectations regarding therapeutic potential and benefits thereof, and IND filings. Forward - looking statements may be identified by the words “anticipate,” believe,” “estimate,” “expect,” “intend,” “plan,” “project,” “may,” “will,” “could,” “should,” “seek,” “potential” and similar expressions. Forward - looking statements are based on our current expectations and are subject to inherent uncertainties, risks and assumptions that are difficult to predict. Factors that could cause actual results to differ include, but are not limited to, those risks and uncertainties associated with: the impact of the COVID - 19 pandemic on our business, operations, strategy, goals and anticipated milestones; our ability to execute on our strategy including with respect to the timing of our R&D efforts, IND filings, initiation of clinical studies and other anticipated milestones; the timing and effectiveness of any antibody therapeutics which may be developed by us; our ability to fund operations; and the additional risks and uncertainties set forth more fully under the caption “Risk Factors” in our Annual Report on Form 10 - K filed with the United States Securities and Exchange Commission (SEC) on March 25, 2021, and elsewhere in our filings and reports with the SEC. Forward - looking statements contained in this announcement are made as of this date, and we undertake no duty to publicly update or revise any forward looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable law. This document may contain product names, trade names, trademarks and service marks of the Company and of other organizations, of which are the properties of their respective owners. Statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based on information available to us as of the date of this presentation. While we believe that information provides a reasonable basis for these statements, that information may be limited or incomplete. Our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all relevant information. In this presentation and oral commentary, we may discuss our current and potential future product candidates that have not yet been approved for marketing by the U.S. Food and Drug Administration. No representation is made as to the safety or effectiveness of these current or potential future product candidates for the use for which such product candidates are being studied. This presentation does not constitute an offering of securities of any kind.

Copyright © 2021 Immunome, Inc. All rights reserved. 3 Immunome Overview Harness the Power of the Most Educated Components of the Human Immune System • Rapid and unbiased interrogation of memory B cells to identify novel targets and antibodies directed at them • Output has potential to advance 1 - 2 candidates into IND - enabling studies per year • Broad applicability across therapeutic areas allows for partnering opportunities Proprietary Discovery Engine Oncology (IMM - ONC - 01) Infectious Diseases (IMM - BCP - 01) • First - in - class fully human antibody targeting IL - 38 protein • IND filing anticipated in 2H 2021 • Growing portfolio of over 50 novel antibody - target pairs for additional therapeutic candidates • COVID - 19 Multi - Antibody Cocktail targeting SARS - CoV - 2 • IND filing anticipated in 1H 2021 • $13.3M contract from U.S. Department of Defense to fund IMM - BCP - 01 • Rapid B cell interrogation potentially enables rapid response to future threats

Copyright © 2021 Immunome, Inc. All rights reserved. 4 The Power of Memory B Cells Immunome’s Discovery Engine Sees Disease Through the Lens of the Human Memory B Cell • Memory B cells remember specific antigens and allow for a rapid antibody response 1 • The antibodies that these cells produce are a primary component of the body’s response to a number of diseases: » In cancer, the presence of memory B cells in tumors is associated with favorable outcomes in response to I/O therapy 2 - 4 » In infectious disease, these cells produce the high - affinity antibodies that are responsible for fighting disease Memory B cells are the most educated component of the immune response 1. B Cell Localization and Migration in Health and Disease, Anja E. Hauser, Uta E. Höpken , in Molecular Biology of B Cells (Second Edition), 2015 2. Helmink et al Nature 577, 549 - 555; 2020 3. Petiprezet al Nature 577, 556 - 560; 2020 4. Cabrita et al Nature 577 ,561 - 565; 2020

Copyright © 2021 Immunome, Inc. All rights reserved. 5 Immunome Discovery Engine Unbiased Interrogation of Memory B Cells Yields a Deep and Diverse Set of Potential Therapies • Primary human memory B cells immortalized as stable hybridomas - thousands of hybridomas per patient • High - throughput screening - 20,000 antibodies per array • Deep interrogation of patient response to generate “hits,” high conversion rate from hits to targets • Directly isolates potential therapeutic antibodies for use in oncology and infectious diseases Immunome Discovery Engine Differentiators Antibody Screening Deep, multiplexed interrogation of patient memory B cell responses Patient Response Capture memory B cells from cancer or infectious disease patients Antibody Validation Definitive target identification and characterization of antibody / target interactions Discovery Engine Output Unique therapeutic antibody / antigen target pairs Patient Sampling Ongoing access to new and diverse patient memory B cells to feed the engine

Copyright © 2021 Immunome, Inc. All rights reserved. 6 Using the B Cell Lens Discovery Engine Appears to Reveal Rare and Novel Targets • Rare, broadly conserved epitopes in infectious disease » Antibodies binding to Spike protein epitopes conserved across multiple SARS - CoV - 2 variants and even SARS - CoV - 1 » Broadly neutralizing antibodies against multiple polio strains . Currently used by WHO/FDA in universal ELISA for quantification of polio vaccine 1 » Anti - A b 40 antibodies, that appear to bind a structural epitope conserved across amyloids from bacterial biofilms to humans 2,3 • Novel Cancer Biology Insights » Functional target clusters (e.g., exosome biology) » Checkpoint of the Innate Immune System Unique Antibodies Enable Access to Fundamental Biology 1. Kouiavskai, et al 2020 2. Tursi et al Nature Commun, 2020 3. Levites et al J Neuroscience, 2015

Immunome Pipeline
& Anticipated Milestones

ONCOLOGY	TARGET	PRODUCT CANDIDATE DESCRIPTION	DISCOVERY	PRECLINICAL	NEXT MILESTONE
IMM-ONC-01	IL-38	I/O, Novel Checkpoint			Anticipate IND filing 2H 2021

ANTI-INFECTIVES	TARGET	PRODUCT CANDIDATE DESCRIPTION	DISCOVERY	PRECLINICAL	NEXT MILESTONE
IMM-BCP-01	Multiple SARS-CoV-2 Antigens	Antibody cocktail			Anticipate IND filing late Q2/ early Q3 2021

Copyright © 2021 Immunome, Inc. All rights reserved.

7

Copyright © 2021 Immunome, Inc. All rights reserved. 8 Oncology RESEARCH & DEVELOPMENT

Copyright © 2021 Immunome, Inc. All rights reserved. 9 Untapped Potential in Immuno - Oncology Current Therapies are Based on Limited Understanding of the Diversity and Complexity of Human Tumors T cell targeted immuno - oncology approaches have redefined the way we treat cancer However, large numbers of patients cannot be treated using T cell - targeted approaches Tumors subvert immunity through multiple mechanisms, often simultaneously T cell compartment is only one component of a complex immune response to tumors B cells offers untapped biology and a new approach to advancing a novel wave of targets and therapies

Copyright © 2021 Immunome, Inc. All rights reserved. 10 Immunome’s Discovery & Output Memory B Cells Interrogation Reveals Target Rich “Clusters” • Common biological processes that may have disease relevance, such as exosome control of the tumor microenvironment 1 - 2 • Novel immune checkpoints that serve as functional, tumor - derived inhibitors of immunity Provides critical insights into cancer biology such as: 1. Adv Clin Chem. 2016;74:103 - 41.DOI: 10.1016/bs.acc.2015.12.005 2. Mol Cancer. 2019 Oct 23;18(1):146. doi : 10.1186/s12943 - 019 - 1074 - 3 3. Including some commercially - validated targets such as ERBB2 Target Cluster 2 Target Cluster 5 Target Cluster 1 Target Cluster 3 Target Cluster 4 Target Cluster 6 13 22 22 2 10 2 A Highly Productive Platform; Outputs To Date: 300,000 hybridomas | 1,300 hits 50+ antibody / antigen pairs 3

IL-38: A Novel Oncology Target

IL-38 Appears to Dampen Innate Anti-Tumor Immunity

Blocking IL-38 is expected to boost anti-tumor immunity

- IL-38 is an IL-1 cytokine family member, but most closely resembles the natural antagonists of the family (IL-1Ra and IL-36a)
- IL-38 inhibits infiltration & pro-inflammatory activity of innate immune cells (e.g., MΦ, γδT cells, DCs)
- IL-38 inhibits innate immune responses by dendritic cell precursors, macrophages

Typical Inflammatory Anti-tumor Response


Tumor
B cell
Macrophage
Activated T cell
Dendritic cell
Exhausted T cell
IL-38[1]
PD-1/PD-L1
Productive Immune Response
Immune Desert
Pre-Inflamed
Inflamed
Exhausted
Tumor Microenvironment

1. *Crystal Structure: Research Collaboratory for Structural Bioinformatics Protein Data Bank (rcsb.org): PDB 5BOW*

Copyright © 2021 Immunome, Inc. All rights reserved.

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IL-38 Expression in Solid Tumors

IL-38 is Over-Expressed in Multiple Tumors of High Unmet Medical Need, and Associated with Reduced Immune Cell Infiltration

IL-38 is over-expressed in multiple tumors of high unmet medical need


Head & Neck
23%
HNSC
TUMOR NORMAL
Esophagus
53%
ESCA
TUMOR NORMAL
Lung, Squamous
41%
LUSC
TUMOR NORMAL
Cervix
48%
CESC
TUMOR NORMAL
Bladder
25%
BLCA
TUMOR NORMAL
Skin
14%
SKCM
TUMOR
Prostate
30%
PRAD
TUMOR NORMAL
Lung, Adeno
9%
LUAD
TUMOR NORMAL

Inverse relationship between IL-38 expression and immune cell infiltration in tumors


Prostate Adenocarcinoma
Lung Adenocarcinoma
T Cells
Macrophages
n = 498
R^2 = 0.005
n = 517
R^2 = 0.0001
n = 498
R^2 = 0.0023
n = 517
R^2 = 0.0011
IL-38 Expression

Immunome analysis of the Cancer Genome Atlas (TCGA) data from Firehouse Legacy dataset

Copyright © 2021 Immunome, Inc. All rights reserved.

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Copyright © 2021 Immunome, Inc. All rights reserved. 13 Clinical Consequences of IL - 38 Expression Recent Literature Reports Show Correlation Between IL - 38 and Tumor Growth IL - 38 high IL - 38 low

IL-38 & Innate Immunity

IL-38 Inhibits Myeloid Cell Activation *In Vitro*

Blocks IL-36 mediated inflammatory signals


A
IL-8 % of control
100
80
60
40
20
0
*
IL-36γ
IL-36γ + IL-38

IL-36γ induced IL-8 in PBMCs
PNAS 2012;109 (8):3001

Suppresses Dendritic Cell Function


G
IFN-γ (pg/ml)
2500
2000
1500
1000
500
0
**
no DC
imDC
mDC
IL-38-DC

Reduction of DC Stimulatory Capacity
J. Cell Mol. Med. 2020;24 (1):371

Inhibits macrophage inflammatory response


Unstim
LPS Only
LPS + IL-38
LPS+IL-38 +Anti-IL-38

LPS induced RNA expression in THP-1
Immunome Data

Copyright © 2021 Immunome, Inc. All rights reserved.

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Copyright © 2021 Immunome, Inc. All rights reserved. 15 IMM - ONC - 01 Blocking IL - 38 Leads to Tumor Control in Two Different Tumor Models Demonstration of Anti - Tumor Activity (B16F10 Model) Induction of Anti - Tumor Memory (EMT6 Model) • Immunologically cold tumor model • IMM - ONC - 01 equivalent to best in class I/O (anti - CTLA4) in this model • IMM - ONC - 01 vs anti - mCTLA4 • ~40% response rate upon treatment with IMM - ONC - 01 ab • Animals with complete cures resistant to tumor re - challenge • Strongly suggests immunological memory • Consistent with proposed MOA 5 10 15 20 25 0 500 1000 Study Day M e a n T u m o r V o l u m e ± S E M ( m m 3 ) 1333-103G EMT6 Re-challenge: Mean TV Untreated control (n=5) Anti-CTLA4 (n=4) CD1M3 (n=4) Vehicle control Anti - mCTLA4 IMM - ONC - 01 Vehicle control Anti - mCTLA4 IMM - ONC - 01

IMM-ONC-01
Program Summary

Modulating Innate Anti-Tumor Immunity

IMM-ONC-01 is a novel antibody candidate targeting IL-38

- IL-38 is a novel checkpoint in the innate immune system
  - Target of an antibody isolated from the memory B cells of a patient with head and neck cancer
- Targeting IL-38 using IMM-ONC-01 can boost anti-tumor immunity
  - Potential indications include multiple cancers with high unmet medical need
- Currently in IND-enabling studies
- **IND filing anticipated in 2H 2021**



huIgG (PDB 1HZH)[1]

1. Crystal Structure: Research Collaboratory for Structural Bioinformatics Protein Data Bank (rcsb.org): PDB 1HZH

Copyright © 2021 Immunome, Inc. All rights reserved.

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Copyright © 2021 Immunome, Inc. All rights reserved. 17 Infectious Diseases RESEARCH & DEVELOPMENT

Ongoing Need for COVID Therapies

Our Hypothesis: Natural Viral Mutation, Selection Pressure of Interventions Expected to Drive Emergence of New Variants and Need for Novel Therapies

Evolving SARS-CoV-2 Escape Mutants

- Efficacy of vaccines & therapeutics negatively impacted by the emergence of variants worldwide
  - UK (B.1.1.7), Brazilian (P.1), and S. African (B.1.351) are of particular concern
- Immunome's approach is aimed at overcoming the effects of mutational drift
  - Target broadly conserved epitopes on the Spike protein
  - Mechanisms beyond Spike potentially increase viral clearance and reduce susceptibility to drift


Pseudovirus neutralization by vaccinee sera[1]
2 DOSE
1 DOSE
Good cross-neutralization
Poor cross-neutralization
WILD TYPE
D614G
B.1.1.7
B.1.1.298
B.1.1.429
P.2
P.1
B.1.351
SARS-CoV
WIV1-CoV
UK
Brazil
S Africa
Globally circulating SARS-CoV-2 variants
Other CoVs

1. Fig. adapted from: Cell (2021), doi: https://doi.org/10.1016/j.cell.2021.03.013

Copyright © 2021 Immunome, Inc. All rights reserved.

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Copyright © 2021 Immunome, Inc. All rights reserved. 19 IMM - BCP - 01 Therapeutic Antibody Cocktail Against Multiple SARS - CoV - 2 Antigens Collaboration with U.S. DoD awarded, up to $13.3M in funding Select convalescent patients with strong anti - viral titer Antibody cocktail for potential prophylaxis and treatment Deep repertoire screening against multiple viral proteins Collect convalescent blood and isolate memory B cells Produce antibody mixture (up to 6 Abs) using recombinant manufacture Screen for anti - viral antibodies Discovery engine enables rapid isolation of antibodies against SARS - CoV - 2 and potentially other infectious agents

Copyright © 2021 Immunome, Inc. All rights reserved. 20 IMM - BCP - 01 Hypothesis Neutralizing Antibody Therapeutics vs. Immunome’s Antibody Cocktail Approach Neutralizing Antibodies • Target single protein • New strains may readily evade IMM - BCP - 01 Profile ▪ Multiple antibodies against diverse viral antigens ▪ Approach can be exploited as a rapid response platform for use against other emerging infections IMM - BCP - 01 • Targets multiple viral epitopes • Broader coverage across multiple variants Virus Isolate 1 Virus Isolate 2

Copyright © 2021 Immunome, Inc. All rights reserved. 21 B Cell Interrogation of Super - Responders “Super Responders” Mount Robust Immune Response Against SARS - CoV - 2 More than 50% of the antibodies identified bind to SARS - CoV - 2 proteins other than Spike • Open Reading Frame - coded (ORF) proteins and nucleocapsid represent the most prevalent non - Spike targets • Antibody response to neutralizing and non - neutralizing epitopes on Spike protein are committed to B cell memory • Response appears to extend beyond Immunoglobulin G (IgG), comprising of affinity - matured antibodies with specialized function (IgA and IgM) https://www.biorxiv.org/content/10.1101/2021.01.27.428534v1).

Anti-Spike Antibodies

Super Responders Express Broadly Neutralizing Anti-Spike SARS-CoV-2 Antibodies

SARS-CoV2 super responders mount a robust immune response

- Antibodies identified against non-overlapping regions of SARS-CoV-2 Spike protein
    - Includes regions containing critical mutational variants
- Certain antibodies also neutralize pseudoviruses expressing the Spike protein of UK (B.1.1.7) and South African (B.1.351) variants
- Our discovery engine has identified antibodies that bind to conserved epitopes of SARS-CoV-1 and SARS-CoV-2 Spike


Multiple antibodies
Variant 1
Variant 2
Activity against variants

Copyright © 2021 Immunome, Inc. All rights reserved.

22

Copyright © 2021 Immunome, Inc. All rights reserved. 23 IMM - BCP - 01 Program Summary Antibody Cocktail Targeting the Multiple SARS - CoV - 2 Antigens • Patients mount immune response against multiple SARS - CoV - 2 antigens • Certain anti - Spike antibodies neutralize multiple SARS - CoV - 2 variants • Non - Spike directed antibodies are being evaluated for synergy • Contract Development and Manufacturing Organization has been selected • Planned IND filing in late 2Q/early 3Q 2021 IMM - BCP - 01: potential as a therapy and prophylaxis for SARS - CoV - 2

Copyright © 2021 Immunome, Inc. All rights reserved. 24 Summary SUMMARY

25 Copyright © 2021 Immunome, Inc. All rights reserved. ONCOLOGY TARGET PRODUCT CANDIDATE DESCRIPTION DISCOVERY PRECLINICAL NEXT MILESTONE IMM - ONC - 01 IL - 38 I/O, Novel Checkpoint Anticipate IND filing 2H 2021 ANTI - INFECTIVES TARGET PRODUCT CANDIDATE DESCRIPTION DISCOVERY PRECLINICAL NEXT MILESTONE IMM - BCP - 01 Multiple SARS - CoV - 2 proteins Antibody cocktail Anticipate IND filing late Q2/ early Q3 2021 Immunome Pipeline & Anticipated Milestones

Copyright © 2021 Immunome, Inc. All rights reserved. 26 Immunome Harnessing the Power of the Most - educated Components of the Human Immune System • Proprietary Discovery Engine enables the interrogation of human memory B cells to simultaneously identify potential first - in - class antibody therapeutics and novel antigen targets » Unbiased, broad, deep and fast • Two lead preclinical programs in oncology and infectious disease, with INDs expected in 2021 » IMM - ONC - 01: Antibody against IL - 38, a novel innate immune checkpoint IMM - BCP - 01: Antibody cocktail against diverse SARS - CoV - 2 antigens • The Discovery Engine efficiency potentially allows 1 - 2 programs IND - enabling studies per year » Over 1,300 oncology hits; 50+ targets » Significant potential as a rapid response platform against future infectious agents

Copyright © 2021 Immunome, Inc. All rights reserved. 27 Appendix APPENDIX

Management Team

Leadership with experience in the fields of oncology, infectious disease, drug discovery and leveraging platform technologies for drug development

Purnanand Sarma, PhD
President & CEO
Former CEO, TARIS Biomedical; VP & GM, Cephalon; VP & Managing Director, Nektar Therapeutics

Michael Morin, PhD
Chief Science Officer
Oversaw cancer, immunology and anti-bacterial drug discovery

Dennis Giesing, PhD
Chief Development Officer

Diane Marcou
Chief Financial Officer

Sandra Stoneman, Esq.
Chief Legal Officer

Matthew Robinson, PhD
SVP, Research & Development

Fang Shen, PhD
VP, Research & Translational Biology

Dennis Dong, PhD
VP, Product Development

Pavel Nikitin, PhD
Director, Antibody Engineering

Jillian DiMuzio
Senior Director, HTS & Automation

Ben Harman, PhD
Director, Target Identification

Lifang Liang, PhD
Head of Anti-Infectives
& Government Liaison

Copyright © 2021 Immunome, Inc. All rights reserved.

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Scientific Advisory Board

Oncology

Scott Dessain, MD, PhD
Chair, Founder
Joseph and Ray Gordon Chair of Clinical Oncology and Research at Lankenau Institute for Medical Research

George Prendergast, PhD
Cancer Biology
Former Editor of Cancer Research
President and CEO of Lankenau Institute for Medical Research

William Strohl, PhD
Antibody Engineering & GMP
Formerly Centocor; Biologics Lead at J&J

Anthony Tolcher, MD, FRCPC
Early Clinical Development
NEXT Oncology, San Antonio Medical Center

Louis Weiner, MD
Immuno-Oncology
Director, Georgetown Lombardi Comprehensive Cancer Center and Director, MedStar Georgetown Cancer Institute

COVID-19

Michael Diamond, MD, PhD
Washington University School of Medicine
The Herbert S. Gasser Professor of Medicine and Professor of Molecular Biology Pathology and Immunology
Associate Director, for the Andrew M. and Jane M. Bursky Center for Human Immunology and Immunotherapy Programs

Jeffery Henderson, MD, PhD
Washington University
Associate Professor of Medicine and Molecular Biology
Member, National Convalescent Plasma Project (CCPP19)

Shmuel Shoham, MD
Johns Hopkins University School of Medicine
Associate Professor of Medicine
Member, National Convalescent Plasma Project (CCPP19)

Susan Weiss, PhD
University of Pennsylvania Perelman School of Medicine
Professor and Vice Chair, Department of Microbiology
Co-Director, Penn Center for Research on Coronaviruses and Other Emerging Pathogens

Copyright © 2021 Immunome, Inc. All rights reserved.

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Copyright © 2021 Immunome, Inc. All rights reserved. 30 Board of Directors Michael Rapp, Chairman Managing Partner, Broadband Capital Investments, LLC Richard Baron Formerly Chief Financial Officer, Zynerba Pharmaceuticals John LaMattina, PhD Formerly President, Pfizer Global Research & Development Michael Lefenfeld President and CEO, Cyanco International Co - founder of SiGNa Chemistry Purnanand Sarma, PhD President & CEO, Immunome Inc. Philip Wagenheim Managing Partner, Broadband Capital Partners, LLC Michael Widlitz, MD Formerly of clinical development & medical affairs at Pfizer